Vanguard Florida Tax-Free Funds

Supplement to the Statement of Additional Information Dated March 28, 2013

Reorganization of Vanguard Florida Focused Long-Term Tax-Exempt Fund into Vanguard
Long-TermTax-Exempt Fund

Effective as of the close of business on July 26, 2013, the reorganization of Vanguard Florida Focused Long-Term
Tax-Exempt Fund (the Florida Fund) with and into Vanguard Long-Term Tax-Exempt Fund, a series of Vanguard Municipal
Bond Funds, is complete. Any references to Vanguard Florida Tax-Free Funds and the Florida Fund in this Statement of
Additional Information are hereby deleted.

Please retain this supplement for future reference.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 075B 072013